EXHIBIT 99

New ABS Lead-Managed Transaction

Computational Materials


ATLANTIC CITY ELECTRIC COMPANY


AN INDIRECT, WHOLLY OWNED SUBSIDIARY OF

PEPCO HOLDINGS, INC.

Atlantic City Electric Transition Funding LLC,
Issuer
$440,000,000
Transition Bonds, Series 2002-1

This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Electric Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented
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and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus
Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan
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connection with the proposed transaction. To our readers worldwide: In addition,
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

Atlantic City Transition Funding LLC
$440,000,000
Transition Bonds, Series 2002-1

Transaction Highlights

Anticipated Transition Bond Structure
---------- ------------ ----------- ------------------ ------------- ------------- --------------- ------------- -------------
                                                                       Expected
              Size       Tranche    Expected Ratings      Fixed/       Average     Payment Window   Scheduled
  Class       ($MM)        Type      (MDY/S&P/Fitch)     Floating    Life (Years)     (Mo/Yr)         Final      Legal Final
---------- ------------ ----------- ------------------ ------------- ------------- --------------- ------------- -------------
   A-1        109.0     Sequential     Aaa/AAA/AAA        Fixed          3.00        10/03-7/08      7/20/08       7/20/10
---------- ------------ ----------- ------------------ ------------- ------------- --------------- ------------- -------------
   A-2        66.0      Sequential     Aaa/AAA/AAA        Fixed          7.00        7/08-4/11       4/20/11       4/20/13
---------- ------------ ----------- ------------------ ------------- ------------- --------------- ------------- -------------
   A-3        118.0     Sequential     Aaa/AAA/AAA        Fixed         10.50        4/11-7/15       7/20/15       7/20/17
---------- ------------ ----------- ------------------ ------------- ------------- --------------- ------------- -------------
   A-4        147.0     Sequential     Aaa/AAA/AAA        Fixed         15.39        7/15-10/21      10/20/21      10/20/23
---------- ------------ ----------- ------------------ ------------- ------------- --------------- ------------- -------------


Issuer........................  Atlantic City Electric Transition Funding LLC

Seller........................  Atlantic City Electric Company ("ACE")

Servicer......................  Atlantic City Electric Company

Trustee.......................  Bank of New York

Lead Manager..................  Morgan Stanley

Co-Managers...................  Banc of America Securities; Banc One Capital
                                Markets; Credit Suisse First Boston; PNC Capital Markets; Wachovia Securities

Expected Pricing..............  Week of December 9, 2002

Expected Settlement...........  December 19, 2002

Interest Payments.............  Quarterly on the 20th day of January, April,
                                July and October

Principal Payments............  Quarterly on the 20th day of January, April,
                                July and October

First Interest Payment........  October 20, 2003

First Principal Payment.......  October 20, 2003

Day Count Basis...............  30/360

Credit Enhancement............  1.  Mandatory true-up mechanism: enables
                                    Transition Bond Charges ("TBCs") to be
                                    adjusted to cover scheduled debt service, pay expenses, fund the overcollateralization subaccount and replenish the capital subaccount

                                2.  Capital subaccount: upfront deposit of
                                    0.5% of initial aggregate principal
                                    balance, corresponding to $2.2MM

                                3. Overcollateralization subaccount: 0.5% of initial aggregate principal balance, initially $0 and funded ratably over life of Transition Bonds to reach an aggregate balance of $2.2MM

True-Up Adjustments...........      Frequency                 Period
                                ------------------- ---------------------------
                                     Yearly         October 2003 - October 2020
                                   Quarterly        October 2020 - October 2021

                                The BPU order also gives ACE, as servicer, the ability to apply for quarterly true-ups over the life of the transaction, and to file for monthly true-ups beginning two years before the expected maturity of the last class of transition bonds

Optional Clean-up Call........  5% of initial total principal balance

ERISA Eligibility.............  All classes, subject to applicable ERISA exemptions

Min. Denomination.............  $1,000

Use of Proceeds...............  Retire a portion of its debt or equity, or both, and buy-out, buy-down or otherwise
                                restructure its existing NUG Contracts

Scheduled Amortization
Projected Securitization Bond Amortization Schedule

--------------------------------------------------------------------------------
Payment Date         Class A-1        Class A-2        Class A-3       Class A-4
--------------------------------------------------------------------------------
12/19/2002         109,000,000       66,000,000      118,000,000     147,000,000
--------------------------------------------------------------------------------
10/20/2003          94,478,685       66,000,000      118,000,000     147,000,000
--------------------------------------------------------------------------------
01/20/2004          89,313,865       66,000,000      118,000,000     147,000,000
--------------------------------------------------------------------------------
04/20/2004          85,041,442       66,000,000      118,000,000     147,000,000
--------------------------------------------------------------------------------
07/20/2004          80,968,805       66,000,000      118,000,000     147,000,000
--------------------------------------------------------------------------------
10/20/2004          75,177,524       66,000,000      118,000,000     147,000,000
--------------------------------------------------------------------------------
01/20/2005          70,350,820       66,000,000      118,000,000     147,000,000
--------------------------------------------------------------------------------
04/20/2005          65,780,125       66,000,000      118,000,000     147,000,000
--------------------------------------------------------------------------------
07/20/2005          61,370,281       66,000,000      118,000,000     147,000,000
--------------------------------------------------------------------------------
10/20/2005          55,207,312       66,000,000      118,000,000     147,000,000
--------------------------------------------------------------------------------
01/20/2006          50,148,130       66,000,000      118,000,000     147,000,000
--------------------------------------------------------------------------------
04/20/2006          45,426,538       66,000,000      118,000,000     147,000,000
--------------------------------------------------------------------------------
07/20/2006          40,859,329       66,000,000      118,000,000     147,000,000
--------------------------------------------------------------------------------
10/20/2006          34,534,101       66,000,000      118,000,000     147,000,000
--------------------------------------------------------------------------------
01/20/2007          29,300,043       66,000,000      118,000,000     147,000,000
--------------------------------------------------------------------------------
04/20/2007          24,404,034       66,000,000      118,000,000     147,000,000
--------------------------------------------------------------------------------
07/20/2007          19,655,334       66,000,000      118,000,000     147,000,000
--------------------------------------------------------------------------------
10/20/2007          13,134,377       66,000,000      118,000,000     147,000,000
--------------------------------------------------------------------------------
01/20/2008           7,711,452       66,000,000      118,000,000     147,000,000
--------------------------------------------------------------------------------
04/20/2008           2,637,079       66,000,000      118,000,000     147,000,000
--------------------------------------------------------------------------------
07/20/2008                  --       63,699,783      118,000,000     147,000,000
--------------------------------------------------------------------------------
10/20/2008                           56,974,386      118,000,000     147,000,000
--------------------------------------------------------------------------------
01/20/2009                           51,326,125      118,000,000     147,000,000
--------------------------------------------------------------------------------
04/20/2009                           46,014,715      118,000,000     147,000,000
--------------------------------------------------------------------------------
07/20/2009                           40,810,984      118,000,000     147,000,000
--------------------------------------------------------------------------------
10/20/2009                           33,800,148      118,000,000     147,000,000
--------------------------------------------------------------------------------
01/20/2010                           27,866,786      118,000,000     147,000,000
--------------------------------------------------------------------------------
04/20/2010                           22,271,797      118,000,000     147,000,000
--------------------------------------------------------------------------------
07/20/2010                           16,779,574      118,000,000     147,000,000
--------------------------------------------------------------------------------
10/20/2010                            9,476,493      118,000,000     147,000,000
--------------------------------------------------------------------------------
01/20/2011                            3,247,087      118,000,000     147,000,000
--------------------------------------------------------------------------------
04/20/2011                                   --      115,352,326     147,000,000
--------------------------------------------------------------------------------
07/20/2011                                           109,552,176     147,000,000
--------------------------------------------------------------------------------
10/20/2011                                           101,927,553     147,000,000
--------------------------------------------------------------------------------
01/20/2012                                            95,359,754     147,000,000
--------------------------------------------------------------------------------
04/20/2012                                            89,111,329     147,000,000
--------------------------------------------------------------------------------
07/20/2012                                            82,947,089     147,000,000
--------------------------------------------------------------------------------
10/20/2012                                            74,953,324     147,000,000
--------------------------------------------------------------------------------
01/20/2013                                            68,011,260     147,000,000
--------------------------------------------------------------------------------
04/20/2013                                            61,383,374     147,000,000
--------------------------------------------------------------------------------
07/20/2013                                            54,834,408     147,000,000
--------------------------------------------------------------------------------
10/20/2013                                            46,450,580     147,000,000
--------------------------------------------------------------------------------
01/20/2014                                            39,113,040     147,000,000
--------------------------------------------------------------------------------
04/20/2014                                            32,084,191     147,000,000
--------------------------------------------------------------------------------
07/20/2014                                            25,128,699     147,000,000
--------------------------------------------------------------------------------
10/20/2014                                            16,332,704     147,000,000
--------------------------------------------------------------------------------
01/20/2015                                             8,577,278     147,000,000
--------------------------------------------------------------------------------
04/20/2015                                             1,124,746     147,000,000
--------------------------------------------------------------------------------
07/20/2015                                                    --     140,739,692
--------------------------------------------------------------------------------
10/20/2015                                                           131,499,097
--------------------------------------------------------------------------------
01/20/2016                                                           123,279,503
--------------------------------------------------------------------------------
04/20/2016                                                           115,344,445
--------------------------------------------------------------------------------
07/20/2016                                                           107,458,663
--------------------------------------------------------------------------------
10/20/2016                                                            97,708,036
--------------------------------------------------------------------------------
01/20/2017                                                            91,352,635
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Payment Date         Class A-1        Class A-2        Class A-3       Class A-4
--------------------------------------------------------------------------------
04/20/2017                                                            86,588,446
--------------------------------------------------------------------------------
07/20/2017                                                            81,918,199
--------------------------------------------------------------------------------
10/20/2017                                                            76,077,755
--------------------------------------------------------------------------------
01/20/2018                                                            71,552,501
--------------------------------------------------------------------------------
04/20/2018                                                            67,577,225
--------------------------------------------------------------------------------
07/20/2018                                                            63,647,566
--------------------------------------------------------------------------------
10/20/2018                                                            58,741,209
--------------------------------------------------------------------------------
01/20/2019                                                            54,296,251
--------------------------------------------------------------------------------
04/20/2019                                                            49,958,991
--------------------------------------------------------------------------------
07/20/2019                                                            45,645,183
--------------------------------------------------------------------------------
10/20/2019                                                            40,328,642
--------------------------------------------------------------------------------
01/20/2020                                                            35,563,241
--------------------------------------------------------------------------------
04/20/2020                                                            30,949,685
--------------------------------------------------------------------------------
07/20/2020                                                            26,357,187
--------------------------------------------------------------------------------
10/20/2020                                                            20,759,913
--------------------------------------------------------------------------------
01/20/2021                                                            15,704,876
--------------------------------------------------------------------------------
04/20/2021                                                            10,795,050
--------------------------------------------------------------------------------
07/20/2021                                                             5,901,527
--------------------------------------------------------------------------------
10/20/2021                                                                    --
--------------------------------------------------------------------------------

Scheduled Amortization
Decrement Table to Maturity

--------------------------------------------------------------------------------
Payment Date       Class A-1         Class A-2       Class A-3        Class A-4
                           %                 %               %                %
--------------------------------------------------------------------------------
12/19/2002               100               100             100              100
--------------------------------------------------------------------------------
10/20/2003                87               100             100              100
--------------------------------------------------------------------------------
01/20/2004                82               100             100              100
--------------------------------------------------------------------------------
04/20/2004                78               100             100              100
--------------------------------------------------------------------------------
07/20/2004                74               100             100              100
--------------------------------------------------------------------------------
10/20/2004                69               100             100              100
--------------------------------------------------------------------------------
01/20/2005                65               100             100              100
--------------------------------------------------------------------------------
04/20/2005                60               100             100              100
--------------------------------------------------------------------------------
07/20/2005                56               100             100              100
--------------------------------------------------------------------------------
10/20/2005                51               100             100              100
--------------------------------------------------------------------------------
01/20/2006                46               100             100              100
--------------------------------------------------------------------------------
04/20/2006                42               100             100              100
--------------------------------------------------------------------------------
07/20/2006                37               100             100              100
--------------------------------------------------------------------------------
10/20/2006                32               100             100              100
--------------------------------------------------------------------------------
01/20/2007                27               100             100              100
--------------------------------------------------------------------------------
04/20/2007                22               100             100              100
--------------------------------------------------------------------------------
07/20/2007                18               100             100              100
--------------------------------------------------------------------------------
10/20/2007                12               100             100              100
--------------------------------------------------------------------------------
01/20/2008                 7               100             100              100
--------------------------------------------------------------------------------
04/20/2008                 2               100             100              100
--------------------------------------------------------------------------------
07/20/2008                 0                97             100              100
--------------------------------------------------------------------------------
10/20/2008                                  86             100              100
--------------------------------------------------------------------------------
01/20/2009                                  78             100              100
--------------------------------------------------------------------------------
04/20/2009                                  70             100              100
--------------------------------------------------------------------------------
07/20/2009                                  62             100              100
--------------------------------------------------------------------------------
10/20/2009                                  51             100              100
--------------------------------------------------------------------------------
01/20/2010                                  42             100              100
--------------------------------------------------------------------------------
04/20/2010                                  34             100              100
--------------------------------------------------------------------------------
07/20/2010                                  25             100              100
--------------------------------------------------------------------------------
10/20/2010                                  14             100              100
--------------------------------------------------------------------------------
01/20/2011                                   5             100              100
--------------------------------------------------------------------------------
04/20/2011                                   0              98              100
--------------------------------------------------------------------------------
07/20/2011                                                  93              100
--------------------------------------------------------------------------------
10/20/2011                                                  86              100
--------------------------------------------------------------------------------
01/20/2012                                                  81              100
--------------------------------------------------------------------------------
04/20/2012                                                  76              100
--------------------------------------------------------------------------------
07/20/2012                                                  70              100
--------------------------------------------------------------------------------
10/20/2012                                                  64              100
--------------------------------------------------------------------------------
01/20/2013                                                  58              100
--------------------------------------------------------------------------------
04/20/2013                                                  52              100
--------------------------------------------------------------------------------
07/20/2013                                                  46              100
--------------------------------------------------------------------------------
10/20/2013                                                  39              100
--------------------------------------------------------------------------------
01/20/2014                                                  33              100
--------------------------------------------------------------------------------
04/20/2014                                                  27              100
--------------------------------------------------------------------------------
07/20/2014                                                  21              100
--------------------------------------------------------------------------------
10/20/2014                                                  14              100
--------------------------------------------------------------------------------
01/20/2015                                                   7              100
--------------------------------------------------------------------------------
04/20/2015                                                   1              100
--------------------------------------------------------------------------------
07/20/2015                                                   0               96
--------------------------------------------------------------------------------
10/20/2015                                                                   89
--------------------------------------------------------------------------------
01/20/2016                                                                   84
--------------------------------------------------------------------------------
04/20/2016                                                                   78
--------------------------------------------------------------------------------
07/20/2016                                                                   73
--------------------------------------------------------------------------------
10/20/2016                                                                   66
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Payment Date       Class A-1         Class A-2       Class A-3        Class A-4
                           %                 %               %                %
--------------------------------------------------------------------------------
01/20/2017                                                                   62
--------------------------------------------------------------------------------
04/20/2017                                                                   59
--------------------------------------------------------------------------------
07/20/2017                                                                   56
--------------------------------------------------------------------------------
10/20/2017                                                                   52
--------------------------------------------------------------------------------
01/20/2018                                                                   49
--------------------------------------------------------------------------------
04/20/2018                                                                   46
--------------------------------------------------------------------------------
07/20/2018                                                                   43
--------------------------------------------------------------------------------
10/20/2018                                                                   40
--------------------------------------------------------------------------------
01/20/2019                                                                   37
--------------------------------------------------------------------------------
04/20/2019                                                                   34
--------------------------------------------------------------------------------
07/20/2019                                                                   31
--------------------------------------------------------------------------------
10/20/2019                                                                   27
--------------------------------------------------------------------------------
01/20/2020                                                                   24
--------------------------------------------------------------------------------
04/20/2020                                                                   21
--------------------------------------------------------------------------------
07/20/2020                                                                   18
--------------------------------------------------------------------------------
10/20/2020                                                                   14
--------------------------------------------------------------------------------
01/20/2021                                                                   11
--------------------------------------------------------------------------------
04/20/2021                                                                    7
--------------------------------------------------------------------------------
07/20/2021                                                                    4
--------------------------------------------------------------------------------
10/20/2021                                                                    0
--------------------------------------------------------------------------------

Average Life Sensitivity


The following table highlights the sensitivity of the average lives of the various tranches to decreases in forecasted energy consumption.

-----------------------------------------------------------------------------------------------------------
                        Targeted                Annual Declines in Forecasted Energy Consumption
      Class            Avg. Life                      0%              5%              10%              15%
-----------------------------------------------------------------------------------------------------------
       A-1                   3.00                   3.00            3.00             3.09             3.21
-----------------------------------------------------------------------------------------------------------
       A-2                   7.00                   7.00            7.00             7.07             7.18
-----------------------------------------------------------------------------------------------------------
       A-3                  10.50                  10.50           10.50            10.55            10.65
-----------------------------------------------------------------------------------------------------------
       A-4                  15.39                  15.39           15.39            15.40            15.45
-----------------------------------------------------------------------------------------------------------